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                                                                    EXHIBIT 10.2


                              COMMERCIAL LOFT LEASE


     ------------------------- ------------------------- --------------------- ----------------------------
          Date of Lease             Term of Lease           Monthly Rental          Security Deposit
     ------------------------- ------------------------- --------------------- ----------------------------
                                 From              To
          April 18, 2001        4-26-01         4-30-01         $183.00                  $1,100.00

                                5-1-01          1-30-02       $1,100.00           $35.00 (Key Deposit)
     ------------------------- ------------ ------------ --------------------- ----------------------------


LESSEE                                               LESSOR
Broadview Media, Inc.                                Haymarket Square Associates, Ltd.
212 North Sangamon Street                            Partnership, New Management, Ltd.,
Unit # 2-H                                           Managing Agents
Chicago, Illinois 60607                              21 North Sangamon Street, #1A
                                                     Chicago, Illinois 60607

Corporate Offices:
4455 West 77th Street                                Phone: 312-243-2882
Minneapolis, Minnesota 55435

Phone: 952-835-4455


1. Lessee is responsible for all electric and gas bills relating to Unit 32-H. It is the Lessee's responsibility to contact the utility companies to install and shut off service to the unit. Lessee will also be responsible for electric and gas service for Unit # 2-H through the date that Lessee has such service shut off.

2. Lessee agrees to a late charge of $25.00 for any payment received after the fifth of each month and to a one and one-half percent (1 1/2%) monthly finance charge for any unpaid rent balance. Lessee agrees to a charge of $50.00 for any check returned for Non-Sufficient Funds ("NSF").

3.       This lease conveys no rights to parking.

4.       Lessee will pay Lessor a $50.00 fee for any lockout(s).

5. Lessee has deposited $35.00 with Lessor for one (1) set of keys to Unit #2-H which deposit shall be refunded at the end of the lease term upon return of the subject keys.

6. Lessee will make no physical improvements/changes to Unit #2-H without the prior written consent of Lessor, which consent will not be unreasonably withheld.

7.       Lessee accepts Unit #2-H "as is".

8. No pets, dogs, cats or other animals shall be kept or allowed in the premises except with the Lessor's prior written approval and a mutually agreed upon pet rental fee from Lessee.

9. Lessee is not to place any items in the refuse containers that will not physically fit inside the containers nor place any debris outside on the grounds of the property or beside the refuse containers. If Lessee is conducting any demolition or remodeling of hi/her space, Lessee must dispose of all construction debris associated with such, by contracting a scavenger service at Lessee's own expense.




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                         LEASE COVENANTS AND AGREEMENTS


     In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee for the use stated above the space ("the Premises"), together with the appurtenances thereto, for the above term.

     1. RENT. Lessee shall pay Lessor or Lessor's agent as rent for the premises the amount stated above or such other address as Lessor may designate in writing. Tenant shall pay to Landlord without prior demand therefore and without any offsets or deductions whatsoever, the monthly rental amount stated above, in equal monthly installments, in advance, on the first day of each and every calendar month through the term of the Lease.

     2. SECURITY DEPOSIT. Lessee has deposited with Lessor the Security Deposit stated above for the performance of all covenants and agreements of this lease. Upon termination of this lease and full performance of all matters and full payment of all sums due Lessor, so much of the Security Deposit as remains unapplied for damage of sums due Lessor shall be returned to Lessee by mail. The Security Deposit shall not bear interest unless and except as required by law.

     3. CONDITIONS OF PREMISES. Lessee has examined and know the condition of the Premises and has received the same in good order and repair except as herein otherwise specified and no representations as to the condition or repair thereof have been made by Lessor prior to, or at the execution of this lease that are not herein expressed. Upon termination of this lease in any way Lessee shall immediately yield up the Premises to Lessor in as good condition as when Premises were entered upon by Lessee, ordinary wear and tear excepted, and shall then return all keys to Lessor. Lessor represents and warrants to Lessee that to Lessor's knowledge, the Premises is not in violation of any zoning, building, environmental, health, fire, water, use or similar statute, ordinance, law, regulation or code.

     4. LIMITATION OF LIABILITY. Lessor shall not be liable for any injury or loss of property by fire, theft, burglary or otherwise from said Premises or Building, nor any damage to person or property in or about the Premises or Building resulting from electrical wiring, water, rain or snow which may come into or issue or flow from any part of the Premises or Building, or from the pipes, plumbing, gas, sprinklers, or any connection thereof, or that may be caused by the negligence of Lessor or Lessor's agents or by any other cause whatsoever, and Lessee hereby covenant and agrees to make no claim for such loss or damage.

     5. USE AND REPAIR. Lessee shall take good care of the Premises, and shall commit no waste therein; no changes or alterations of the Premises shall be made, nor locks installed or changed, without the prior written consent of Lessor. Lessee shall make all repairs required to the walls, ceiling, plumbing, pipes and fixtures belonging to the Premises that are caused by Lessee's negligence. No persons other than those signed below shall occupy the Premises for any length of time. The Premises shall be used only for the purpose stated above. Lessee shall conform and comply with all rules and regulations that Lessor may make for the protection and comfort of the occupants thereof. Not withstanding anything to the contrary set forth in this Lease. Lessee shall be obligated to make repairs required to walls, ceiling, plumbing, pipes and fixtures belonging to Premises only in the event that such repair is necessitated by the negligence or willful misconduct of Lessee. Notwithstanding anything to the contrary contained herein, Lessor's entry into Premises, in accordance with the terms hereof, shall at all times be upon reasonable advance notice to Lessee and subject to Lessee's right to the use and occupancy of the Premises.

     6. ACCESS, SUBLET, RE-LET. Lessee shall allow Lessor free access to the Premises at all reasonable hours for the purpose of examining or exhibiting same. Lessee shall not sublet or assign any interest of this lease. If Lessee shall abandon or vacate the Premises, the same may be re-let by Lessor for such rent and upon such terms as Lessor may see fit; and if a sufficient sum shall be thus realized, after paying the expense of such re-letting and collecting, to satisfy the rent hereby reserved, Lessee agrees to satisfy and pay all deficiency.

     7. WATER AND HEAT. The provisions of subsection (a) only hereof shall be applicable and shall form a part of this lease unless this lease is made on an unheated basis and that fact is so indicated on the first page of this lease, in which case the provision of subsection (b) only shall be applicable of this lease.

     (a) Lessee will supply heat by means of the heating system and fixtures provided by Lessor, in reasonable amounts and at reasonable hours, when necessary as required by applicable municipal ordinance. Lessor shall not be liable or responsible for Lessee's failure to furnish heat when such failure shall result from causes beyond Lessor's control, nor during periods when the heating system in Unit #3A or any portion thereof, is under repair.

     (b) All heating of the premises shall be at the sole expense of the Lessee.

     8. GAS AND ELECTRIC CHARGES. Lessee will pay, in addition to the rent above specified, gas and electric light and power bills taxed, levied or charged on the Premises, for and during the time for which this lease is granted, and in case said bills for gas, and electric light and power shall not be paid when due, Lessor shall have the right to pay the same, which amounts so paid together with the sums paid by Lessor to keep the Premises in a clean and healthy condition, as above specified, are declared to be so much additional rent and payable with the installment or rent next due thereafter.

     9. HOLDING OVER. If Lessee retains possession of the Premises after the termination of this lease by lapse of time or otherwise, then the Lessor may at Lessor's option serve written notice that such holding over constitutes either



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     (a) renewal of this lease for one year, at double the rent specified above, or (b) creation of a month-to-month tenancy, upon the terms of this lease except at double the rental specified above, or (c) creation of a tenancy of sufferance at double the rental specified above. Lessee shall also pay Lessor all damages sustained by Lessor resulting from retention of possession by Lessee.

     10. DEFAULT COSTS. If default be made in the payment of above rent or any part thereof, or in any of the covenants herein made by Lessee, Lessor may at any time thereafter declare said term ended and reenter the Premises or any part thereof with or (to the extent permitted by the law) without notice or process of law, and remove Lessee, without prejudice to any remedies for arrears of rent, and Lessor shall have a valid and first lien upon all personal property of Lessee as security for payment of the rent reserved. Lessee's covenant to pay rent is and shall be independent of each and every other covenant of this lease. Lessee agrees that any claim by Lessee against Lessor shall not be deducted from rent nor set off against any claim for rent in any action. Lessee shall pay and discharge all costs, attorney fees and expenses that shall be made and incurred by Lessor in enforcing the covenants and agreements of this lease. The rights and remedies of Lessor under this lease are cumulative. The exercise or use of any one or more thereof shall not bar use of any other right or remedy provided herein or otherwise provided by law, nor shall exercise or use of any right or remedy by Lessor waive any other right or remedy. It is further agreed by the parties hereto, that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises Lessor may receive and collect any rent due, and payment of said rent shall not affect or waive said notice, suit or judgment. Lessee hereby expressly waives all rights to five day's notice prior to termination of this lease of failure to pay rent. Lessee further waives all rights to trial by jury.

     11. RULES AND REGULATIONS. The rules and regulations at the end of this lease are a part of this Lease. Tenant covenants and agrees to keep and observe these rules and regulations. Tenant also covenants and agrees to keep and observe such further reasonable rules and regulations as may later be promulgated by Lessor or Lessor's agent for the necessary proper and orderly care of the Building.

     12 FIRE AND CASUALTY. In case the Premises shall be rendered untenable during the term of the lease Lessor shall repair the Premises within 60 days thereafter. If Lessor elects to repair, this lease shall remain in effect provided such repairs are completed within said time. If Lessor shall not have repaired the Premises within said time, then at the end of such time the term hereby created shall terminate.

     13. INSURANCE. Lessor is not an insurer of Lessee's Property. Lessee shall carry sufficient insurance to insure all of Lessee's Property located on Lessor's Premises.


     THESE RULES ARE FOR THE MUTUAL BENEFIT OF ALL TENANTS. VIOLATION(S) SHALL CAUSE TERMINATION OF YOUR LEASE

     Tenant shall be responsible for any damages arising out of any breach of any of the herein below provisions. It being agreed that Fifty Dollars ($50.00) shall be deemed a minimum compensation to Lessor for such breach all of which sums shall become due and payable on demand, and shall be deemed so much additional rental hereunder. It is further agreed that such monetary compensation shall not preclude Lessor from such other remedies as Lessor has under the within lease.

     1. Passages, public halls, stairways, elevators and elevator vestibules shall not be obstructed or be used for any other purpose then to ingress and egress from building.

     2. All supplies, goods, and packages of every kind shall be delivered through the rear or service entrance, stairway, or elevator.

     3. No such signal, illumination, advertisement, notice or any other lettering, or equipment shall be exhibited, inscribed, painted, affixed or exposed on or at any window or on any part of the outside or inside of the Building without the prior written consent of Lessor.

     4. The Tenant shall not alter any lock or install a new knocker or other attachment on any door without the written consent of Lessor.

     5. No noise, music, or other sound shall be permitted at any time in such manner as to disturb or annoy other Tenants of the Building. Any parties and or social affairs containing five (5) or more guests must have New Management's authorization and consent.

     6. The water closets, basin, and other plumbing fixtures shall not be used for any purpose other than for those in which they were designed. Any damage resulting from misuse of such facilities shall be paid for by the Tenant, upon Lessor's written demand the same constituting so much additional rent hereunder, and such misuse shall constitute a material breach of lease.

     7. Tenant shall not enter on the roof and/or the fire escapes(s) of the Premises, FOR ANY REASON WHATSOEVER, except in the case of fire, without the prior written approval of the Landlord.




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     LESSEE                                 LESSOR
     Broadview Media, Inc                   New Management, Ltd


     By:/s/_______________________          By:/s/________________________
     Red White, as its Operations           Greg Haynes, as its Property Manager
     Manager





     Date:  April 18, 2001                  Date:  May 2, 2001




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